UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: March 2, 2005
Date of earliest event reported: February 24, 2005

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 24, 2005, the Compensation Committee of the Board of Directors of Pfizer Inc. (the "Company") approved the annual base salaries, annual incentive (i.e. cash bonus) awards, stock option grants, performance-contingent share award grants for the period January 1, 2005 to December 31, 2009 and payment of previously awarded performance-contingent share award grants for the periods ending December 31, 2004 for executive officers of the Company. The salary information is effective as of April 1, 2005.

Salary and Cash Bonus

The Compensation Committee authorized the payment of annual bonus awards to each of the Company's executive officers for the year ended December 31, 2004 under the Pfizer Inc. Executive Annual Incentive Plan.  The Plan is intended to ensure the tax deductibility of the bonus for the Company. The maximum individual annual bonus under this plan is 0.3% (three tenths of one percent) of Adjusted Net Income.  The Plan defines "Adjusted Net Income" to mean income before cumulative effect of accounting changes as shown on the audited Consolidated Statement of Income of the Company.  If income before cumulative effect of accounting changes is not shown on the Statement, then Adjusted Net Income will mean net income as shown on the Statement.  The annual incentive awards, shown on the table below, were made within the maximum established under the Plan and were based on the Committee's assessment of the Company's and each executive's performance measured against previously set financial and strategic objectives.  This assessment included a review of significant accomplishments and strong business performance in a challenging and dynamic environment, as well as stock price performance during 2004.

The following table sets forth the annual base salaries and cash bonus amounts for 2004 and 2005 for the executive officers (Henry A. McKinnell, Karen Katen, David L. Shedlarz, Jeffrey B. Kindler and John L. LaMattina) who will be included as the Named Executive Officers in the Company's 2005 proxy statement.  Please note that any changes to base salaries do not become effective until April of each year. Consequently, the 2004 base salary shown in the table below is a higher amount than the actual salary earned from January through December 2004.  The actual salary earned for 2004 is the amount that will be reflected in the Summary Compensation Table in Pfizer's 2005 proxy statement..

NAME AND POSITION	YEAR	BASE SALARY ($)	BONUS ($)
Dr. McKinnell	2005	2,270,500	3,986,300
Chairman and CEO	2004	2,270,500	4,607,400

Ms. Katen*	2005	1,176,200	1,274,100
Executive V.P.; President, Pfizer Global Pharmaceuticals	2004	1,176,200	1,434,400

Mr. Shedlarz*	2005	983,100	1,005,200
Executive V.P. and CFO	2004	983,100	1,043,100

Mr. Kindler*	2005	902,200	869,600
Executive V.P. and General Counsel	2004	902,200	901,500

Dr. LaMattina	2005	837,500	705,200
Senior V.P.; President Pfizer Global Research and Development	2004	837,500	596,900

*Effective March 3, 2005, Ms. Katen, Mr. Shedlarz and Mr. Kindler each will each assume the position of Vice Chairman of Pfizer Inc.

Long-Term Incentive Award Payments

The Compensation Committee also authorized payments to the Company's executive officers of long-term incentive awards which were previously granted. These payments were based on the performance of Pfizer versus our peer group companies with respect to both total shareholder return and earnings per share.

The following table sets forth the long-term incentive payouts for the performance periods ended December 31, 2004 (which were paid in February, 2005) and December 31, 2003 (which were paid in February, 2004) made to the Company's Named Executive Officers under the 2001 Performance-Contingent Share Award Plan or the previous Performance-Contingent Share Award Program. The 2001 Performance-Contingent Share Award Plan has been replaced by the 2004 Pfizer Inc. Stock Plan for awards with performance periods beginning on January 1, 2005 and later. Receipt of shares awarded under the current Plan and the previous Plan and Program may be deferred.

NAME	Performance Period	Shares Earned (#)	Value ($)
Dr. McKinnell	1/1/00 - 12/31/04	220,800	5,829,120
	1/1/99 - 12/31/03	75,060	2,786,978

Ms. Katen	1/1/00 - 12/31/04	125,280	3,307,392
	1/1/99 - 12/31/03	40,680	1,510,448

Mr. Shedlarz	1/1/00 - 12/31/04	95,520	2,521,728
	1/1/99 - 12/31/03	32,760	1,216,379

Mr. Kindler	1/1/00 - 12/31/04	49,980	1,319,472
	1/1/99 - 12/31/03	23,100	857,703

Dr. LaMattina	1/1/00 - 12/31/04	61,440	1,622,016
	1/1/99 - 12/31/03	17,910	664,998

Stock Option, Restricted Stock and Performance-Contingent Share Award Grants

In addition, the Committee approved grants of ten-year non-qualified stock options and of performance-contingent share awards to each of the Named Executive Officers pursuant to the Pfizer Inc. 2004 Stock Plan.

The following table sets forth information regarding stock options granted to the Named Executive Officers in 2005 and 2004.

NAME	Year	Number of Stock Options (1)	Exercise Price
Dr. McKinnell	2005	880,000	$26.20
	2004	525,000	$37.15

Ms. Katen	2005	371,000	$26.20
	2004	350,000	$37.15

Mr. Shedlarz	2005	301,000	$26.20
	2004	275,000	$37.15

Mr. Kindler	2005	261,000	$26.20
	2004	225,000	$37.15

Dr. LaMattina	2005	219,500	$26.20
	2004	175,000	$37.15

(1) Options vest in three equal annual installments beginning on the third anniversary of the date of grant, subject to continuous employment.

The following table sets forth information regarding restricted stock granted to the Named Executive Officers in 2004.  No restricted stock grants were made in 2005.

NAME	Year	Number of Shares of Restricted Stock (#)	Dollar Value ($) (1)
Dr. McKinnell	2005	0	0
	2004	125,100	4,292,181

Ms. Katen	2005	0	0
	2004	67,800	2,326,218

Mr. Shedlarz	2005	0	0
	2004	54,600	1,873,326

Mr. Kindler	2005	0	0
	2004	23,100	792,561

Dr. LaMattina	2005	0	0
	2004	29,850	1,024,154

(1) The dollar values shown above are based on the closing price of Pfizer's common stock ($34.31) on March 25, 2004.  These restricted grants vest on March 25, 2007.  Dividends on these restricted shares are reinvested in Pfizer common stock.  As of December 31, 2004, this reinvestment resulted in the following amounts of additional shares of stock: 2,067 for Dr. McKinnell; 1,120 for Ms. Katen; 902 for Mr. Shedlarz; 381 for Mr. Kindler; and 493 for Dr. LaMattina.

The following table sets forth information concerning the participation of the Named Executive Officers in the performance-contingent share award program for the performance period January 1, 2005 to December 31, 2009. Under this program, the Named Executive Officers were awarded the right to earn shares of our common stock. Actual payouts of these shares, if any, will be determined by a non-discretionary formula, which measures our performance over a five-year period using total shareholder return (including reinvestment of dividends) and growth in diluted earnings per share, measured over the performance period relative to the industry peer group. If our minimum performance in both measures is below the threshold level relative to the peer group, then no shares will be earned. To the extent the Company's performance on either or both measures exceeds the threshold performance level relative to the peer group, a varying amount of shares of common stock up to the maximum will be earned.

Estimated Future Payouts Under Non-Stock-Price-Based Plans
Name	Number of Shares (1)	Performance Period (or Other Period Until Maturation or Payment)	Threshold (#) (2)	Target (#)	Maximum (#)
Dr. McKinnell	*	1/1/05 - 12/31/09	17,920	172,920	288,200
Ms. Katen	*	1/1/05 - 12/31/09	8,333	83,330	138,890
Mr. Shedlarz	*	1/1/05 - 12/31/09	6,667	66,670	111,120
Mr. Kindler	*	1/1/05 - 12/31/09	5,833	58,330	97,220
Dr. LaMattina	*	1/1/05 - 12/31/09	5,000	50,000	83,330

(1) The actual number of shares that will be paid out at the end of the performance period, if any, cannot be determined because the shares earned by the Officers will be based upon our future performance compared to the future performance of the peer group.
(2) If our minimum performance in both measures is below the threshold level relative to the peer group, then no shares will be earned. To the extent the Company's performance on either or both measures exceeds the threshold performance level relative to the peer group, a varying amount of shares of common stock up to the maximum will be earned.

The Company intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 31, 2004, in the proxy statement for the Company's 2005 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission on or about March 10, 2005.

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

SIGNATURE

PFIZER INC.

By: /s/ Margaret M. Foran
Margaret M. Foran
Title: Vice President-Corporate
Governance and Secretary

Dated: March 2, 2005